October 21, 2009

Supplement

SUPPLEMENT DATED OCTOBER 21, 2009 TO THE PROSPECTUSES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE BALANCED PORTFOLIO
THE DIVIDEND GROWTH PORTFOLIO
THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO
(each a "Portfolio")
Class X and Class Y
Dated May 1, 2009

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, Morgan Stanley Investment Advisors Inc. ("MSIA"), the investment adviser for Morgan Stanley Select Dimensions Investment Series, expects to propose to the Board of Trustees of Morgan Stanley Select Dimensions Investment Series that it approve a reorganization of each Portfolio into newly organized mutual funds advised by an affiliate of Invesco. It is MSIA's current expectation that each newly organized Invesco fund would be managed by the same portfolio management team which currently manages each Portfolio. If approved by the Board of Morgan Stanley Select Dimensions Investment Series, the reorganization would be submitted to the shareholders of each Portfolio for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD SERIES 10/09